Exhibit 10.1

SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT

This Second Amendment to Loan and Security Agreement (this “Amendment”) is entered into as of May 21, 2018, by and between EAST WEST BANK (“Bank”) and OAKTREE STRATEGIC INCOME CORPORATION (f/k/a FIFTH STREET SENIOR FLOATING RATE CORP.), a Delaware corporation (“Borrower”).

RECITALS

Borrower and Bank are parties to that certain Loan and Security Agreement dated as of January 6, 2016 (as amended from time to time, including, without limitation, by that certain First Amendment to Loan and Security Agreement dated as of March 17, 2018, collectively, the “Agreement”). The parties desire to amend the Agreement in accordance with the terms of this Amendment.

NOW, THEREFORE, the parties agree as follows:

1.    The following defined terms and their respective definitions set forth in Section 1.1 of the Agreement hereby are amended and restated as follows:

“LIBOR-Based Rate” shall mean, for any LIBOR Interest Period with respect to a LIBOR-Based Advance, a rate per annum (rounded upwards, if necessary, to the nearest one-sixteenth of one percent (1/16 of 1%) equal to the sum of (a) (i) the LIBOR Rate for such LIBOR Interest Period divided by (ii) 1 minus the Reserve Requirement for such LIBOR Interest Period plus (b) two and eighty five hundredths of one percent (2.85%).

“Prime-Based Rate” means a rate per annum equal to the Prime Rate.

2.    Section 6.7(b) of the Agreement hereby is amended and restated in its entirety to read as follows:

“(b)    Minimum Asset Coverage. Asset Coverage equal to or greater than one hundred fifty percent (150%), tested as of the end of each fiscal quarter of Borrower.”

3.    Borrower’s notice information set forth in Section 10 of the Agreement hereby is amended and restated in its entirety to read as follows:

“Oaktree Strategic Income Corporation

1301 Avenue of the Americas, 34th Floor

New York, NY 10019

Attention: Matthew Stewart

Email: MStewart@oaktreecapital.com

Phone: 212-284-1900”

4.    Exhibit B (Advance Request/Paydown Request Form) to the Agreement hereby is replaced with Exhibit B attached hereto.

5.    Exhibit C (Borrowing Base Certificate) to the Agreement hereby is replaced with Exhibit C attached hereto.

6.    Exhibit D (Compliance Certificate) to the Agreement hereby is replaced with Exhibit D attached hereto.

7.    No course of dealing on the part of Bank or its officers, nor any failure or delay in the exercise of any right by Bank, shall operate as a waiver thereof, and any single or partial exercise of any such right shall not preclude any later exercise of any such right. Bank’s failure at any time to require strict performance by Borrower of any provision shall not affect any right of Bank thereafter to demand strict compliance and performance. Any suspension or waiver of a right must be in writing signed by an officer of Bank.

8.    Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement. The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof.

9.    Borrower represents and warrants that the Representations and Warranties contained in the Agreement are true and correct as of the date of, and after giving effect to, this Amendment, and that no Event of Default has occurred and is continuing.

10.    This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing this Amendment (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original hereof.

11.    As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:

(a)    this Amendment, duly executed by Borrower;

(b)    all reasonable Bank Expenses incurred through the date of this Amendment, which may be debited from any of Borrower’s accounts at Bank; and

(c)    such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

[Balance of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

OAKTREE STRATEGIC INCOME CORPORATION (f/k/a FIFTH STREET SENIOR FLOATING RATE CORP.)

By:	/s/ Chris McKown
Name:	Chris McKown
Title:	Assistant Treasurer

EAST WEST BANK

By:	/s/ Michael D. Sinclair
Name:	Michael D. Sinclair
Title:	Managing Director

[Signature Page to Second Amendment to Loan and Security Agreement]

EXHIBIT B

LOAN ADVANCE/PAYDOWN REQUEST FORM

DEADLINE FOR SAME BUSINESS-DAY PROCESSING IS 2:00 P.M)

To:	privateequityadvances@eastwestbank.com	Date:
Copy:	Michael Sinclair (michael.sinclair@eastwestbank.com)
Terence Sodbinow (Terence.Sodbinow@EastWestBank.com)
Jake Pilecki (Jake.Pilecki@EastWestBank.com)

  FROM

Borrower’s Name:	OAKTREE STRATEGIC INCOME CORPORATION

Authorized Signer’s Name:

Authorized Signature:

All representations and warranties of Borrower stated in the Loan and Security Agreement are true and correct in all material respects as of the date of the telephone request for and advance confirmed by this Borrowing Certificate; provided, however, that those representations and warranties expressly referring to another date shall be true and correct in all material respects as of such date.

DRAWDOWN	PAYDOWN

FROM LOAN #: 349001077	FROM ACCOUNT #:

TO ACCOUNT #	TO LOAN#: 349001077

AMOUNT:	PRINCIPAL AMOUNT:

A. LIBOR DRAWING Y N	INTEREST AMOUNT:

B. CONVERSION TO LIBOR Y N

C. CONVERSION TO PRIME Y N

If yes to A or B, LIBOR advance is for days

*IS THERE A WIRE REQUEST TIED TO THIS LOAN ADVANCE? (PLEASE CIRCLE ONE)                         YES  NO

If YES, the Outgoing Wire Transfer Instructions must be completed below.

OUTGOING WIRE TRANSFER INSTRUCTIONS	Fed Reference Number	Bank Transfer Number

The items marked with an asterisk (*) are required to be completed.
*Beneficiary Name
*Beneficiary Account Number
*Beneficiary Address
Amount	[SAME AS AMOUNT OF DRAWDOWN ABOVE]
*Routing Number (ABA/SWIFT/IBAN)
*Receiving Institution Name
*Receiving Institution Address
Other Instructions

EXHIBIT C

BORROWING BASE CERTIFICATE

[See attached]

EXHIBIT D

COMPLIANCE CERTIFICATE

TO:	EAST WEST BANK

Date:

FROM:	OAKTREE STRATEGIC INCOME CORPORATION

The undersigned authorized officer of OAKTREE STRATEGIC INCOME CORPORATION hereby certifies that in accordance with the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the “Agreement”), (i) Borrower is in complete compliance for the period ending                          with all required covenants except as noted below, (ii) all representations and warranties of Borrower stated in the Agreement are true and correct in all material respects as of the date hereof and (iii) all Financed Loans continue to comply with clauses (q) and (r) of the defined term “Eligible Loans” as set forth in the Agreement. Attached herewith are the required documents supporting the above certification. The Officer further certifies that these are prepared in accordance with the internal accounting and valuation policies in effect as of the Closing Date except as explained in an accompanying letter or footnotes.

Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenant	Required			Complies

Borrowing Base Certificate	With each request for an Advance, and monthly within 45 days		Yes	No

Compliance Certificate	Monthly within 45 days		Yes	No

Borrower Servicer Report	Monthly within 45 days		Yes	No

Quarterly internal portfolio review package	Quarterly within 60 days (other than with respect to Q4), within 120 days of Q4		Yes	No
Notice of material changes to credit policy or risk rating system, or any risk rating changes within Borrower’s portfolio as reflected in the borrower service reports	Immediately upon the occurrence thereof		Yes	No

10-K and 10-Q reports	FYE within 120 days		Yes	No

Borrower’s Financial Covenants (tested quarterly)	Required	Actual		Complies

Minimum Cash at Bank	$750,000	$	Yes	No
Minimum Net Assets	$275,000,000*	$	Yes	No
Minimum Asset Coverage	150%		Yes	No

*  increasing by ninety percent (90%) of any increase of net assets as of the end of each fiscal year (with no adjustment for any decreases in net assets), tested as of the end of each fiscal quarter of Borrower

Comments Regarding Exceptions: See Attached.

BANK USE ONLY

Received by:
Sincerely,	AUTHORIZED SIGNER Date:

Verified:
SIGNATURE	AUTHORIZED SIGNER
Date:
TITLE
Compliance Status Yes No
DATE